UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             _____________________

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 22, 2005


                             WYNN RESORTS, LIMITED
            (Exact name of registrant as specified in its charter)


         Nevada                         000-50028               46-0484987
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
       incorporation)                                       Identification No.)


                              WYNN LAS VEGAS, LLC
            (Exact name of registrant as specified in its charter)


        Nevada                         333-98369               88-0494878
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
       incorporation)                                       Identification No.)


       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                      89109
(Address of principal executive offices of each registrant)        (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Increase in Consent Solicitation Fee
------------------------------------

On June 22, 2005, Wynn Resorts, Limited issued a press release announcing that its wholly owned subsidiaries, Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. (the "Issuers"), have increased the consent fee payable in connection with their current solicitation of consents from holders of their outstanding 6-5/8% First Mortgage Notes due 2014. The consent fee has been increased from $2.50 to $5.00 for each $1,000 principal amount of notes for which a consent is given. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Extension of Exchange Offer
---------------------------

Also on June 22, 2005, Wynn Resorts, Limited announced that the Issuers have extended their offer to exchange up to $1.3 billion of the 6-5/8% First Mortgage Notes due 2014 for 6-5/8% First Mortgage Notes due 2014 that have been registered under the Securities Act of 1933, as amended. The exchange offer, scheduled to expire on June 22, 2005 at 5:00 p.m., New York City time, will now expire on June 29, 2005 at 5:00 p.m., New York City time, unless further extended by the Issuers. A copy of the press release is attached as
Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

     (c)  Exhibits:

          Exhibit
          Number              Description
          ------              -----------

           99.1 Press release of Wynn Resorts, Limited, dated June 22, 2005, announcing increase in consent solicitation fee.

           99.2 Press release of Wynn Resorts, Limited, dated June 22, 2005, announcing extension of exchange offer.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 23, 2005

                                               Wynn Resorts, Limited


                                               By: /s/ John Strzemp
                                                   ----------------------------
                                                   John Strzemp
                                                   Chief Financial Officer

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 23, 2005

                                               WYNN LAS VEGAS, LLC

                                               By: Wynn Resorts Holdings, LLC,
                                                     its sole member

                                               By: Wynn Resorts, Limited,
                                                     its sole member

                                               By: /s/ John Strzemp
                                                   ----------------------------
                                                   John Strzemp
                                                   Chief Financial Officer